Exhibit 99.1
This proxy will be voted as specified. If no specification is made, this proxy will be voted FOR Proposals 1, 2, 3, 4, 5 and 6. Mark Here for Address Change or Comments PLEASE SEE REVERSE SID E PLEASE MARK YOUR CHOICE LIK E THIS X The RGA Special Committee and the RGA Board of Directors upon the unanimous recommendation of the RGA Special Committee, IN BLUE OR BLACK IN K. recommend a vote “FOR” Proposals 1-6. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 1. To approve the Recapitalization and Distribution 4. To approve the terms of the potential conversion Agreement and the transactions contemplated thereby. of the RGA class B common stock into RGA class A common stock following the divestiture FOR AGAINST ABSTAIN as provided by Article Three of the proposed 2. To approve the RGA class B significant holder voting RGA amended and restated articles of limitation as provided in Article Three of the proposed in corporation. RGA amended and restated articles of incorporation. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 3. To approve the acquisition restrictions as provided in 5. To ratify the RGA Section 382 Shareholder Article Fourteen of the proposed RGA amended and Rights Plan, as will be amended and restated. restated articles of n i corporation. 6. To adjourn the Special Meeting if necessary FOR AGAINST ABSTAIN or appropriate to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposals 1-5. Dated:, 2008 Signature Signature if held jointly If Shares are owned in joint names, both owners must sign. Please sign as registered and return promptly to: Reinsurance Group of America, Incorporated, Midtown Station, PO Box 870, New York, NY 10138 FOLD AND DETACH HERE WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to special meeting day. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET TELEPHONE http://www.proxyvoting.com/rga 1-866-540-5760 Use the Internet to vote your proxy. OR Use any touch-tone telephone to Have your proxy card in hand vote your proxy. Have your proxy when you access the web site. card in hand when you call. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail , mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Important Notice regarding the availability of Proxy Material for the Shareholders Meeting to be held XXXX XX, 2008. The proxy statement and annual report may be viewed online at www.rgare.com

PROXY REINSURANCE GROUP OF AMERICA, INCORPORATED This Proxy is Solicited on Behalf of the Board of Directors The undersigned does hereby appoint Jack B. Lay, James E. Sherman and William L. Hutton, or any of them, each with power of substitution, as the true and a l wful attorneys-in -fact, agents and proxies of the undersigned to represent and vote all shares of Common Stock standing on the books of Reinsurance Group of America, Incorporated (“RGA”) n i the name of the undersigned at the Special Meeting of Shareholders of RGA, to be held at RGA’s corporate headquarters at 1370 Timberlake Manor Parkway, Chesterfield , Missouri 63017 on [___], 2008 at [___] [_].m., o l cal time, and at any adjo urnments or postponements thereof (the “Special Meeting”) and to vote al the shares of Common Stock standin g on the books of the Company n i the name of the undersigned as specified and in their discretion on such other business as may properly come before the meeting. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated [___], 2008. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED WITH RESPECT TO ALL MATTERS SET FORTH ON THE REVERSE SIDE AND, WITH RESPECT TO ALL OTHER MATTERS PROPERLY COMING BEFORE THE SPECIAL MEETING, WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS NAMED ABOVE. IF NO DIRECTION IS MADE, THE PROXIES WILL BE VOTED “FOR” THE PROPOSALS LISTED ON THE REVERSE SIDE. Pleas e com plet ,e s i g n n a d date ot her isde and eturn r pro mptly. Address Change/Comments (Mark the corresponding box on the reverse side) FOLD AND DETACH HERE ___, 2008 Dear Shareholder: We in vite you to attend the Special Meetin g of the Shareholders of Reinsurance Group of America, Incorporated, to be held on ___, 2008 at the Company’s offic es at 1370 Timberlake Manor Parkway, Chesterfie ld, Missouri 63017 at ___.m. It is im portant that your shares are represented at the Special Meeting. Whether or not you pla n to attend the Special Meetin g, please review the enclosed proxy materials , complete the proxy form on the reverse side, detach it , and return it promptly n i the envelope provided.